Filed pursuant to Rule 497(a)

Registration File No. 333-191871

Rule 482 AD

TriplePoint Venture Growth BDC Corp. Completes Initial Public Offering and

Full Exercise of Option to Purchase Additional Shares

MENLO PARK, Calif., March 11, 2014 — TriplePoint Venture Growth BDC Corp. (the “Company”) (NYSE: TPVG) today announced the closing of its initial public offering of 9,583,333 shares of common stock at a public offering price of $15.00 per share for total gross proceeds of approximately $143.7 million.  This amount includes the exercise in full by the underwriters of their option to purchase up to an additional 1,250,000 shares of common stock.  Concurrently with the closing of this offering and at the public offering price of $15.00 per share, the Company sold an additional 257,332 shares of its common stock to certain purchasers, including members of TPVG Advisers LLC’s senior investment team and other persons and/or entities associated with TriplePoint Capital LLC, in a separate private placement.  The Company used a portion of the net proceeds from the offering and the concurrent private placement to pay the outstanding balance on the bridge loan it incurred in order to acquire its initial portfolio.

Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and UBS Securities LLC acted as joint book-running managers for the offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing.  The final prospectus, dated March 5, 2014, contains this and other information about the Company and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  A registration statement relating to these securities has been filed and, on March 5, 2014, was declared effective by the Securities and Exchange Commission.

The offering is being made only by means of a final written prospectus forming part of the effective registration statement.  A copy of the final prospectus relating to the final offering may be obtained by contacting: Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, or by calling (866) 718-1649, or by email: prospectus@morganstanley.com; Wells Fargo Securities, LLC, Attention: Equity Syndicate at 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com; Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, or by calling (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by email: prospectus-ny@ny.email.gs.com; Credit Suisse Securities (USA) LLC, Attn: Prospectus Department, One Madison Avenue, New York, NY 10010, or by calling (800) 221-1037, or by email: newyork.prospectus@credit-suisse.com; or UBS Securities LLC, Attn: Prospectus Department, 299 Park Avenue, New York, NY 10171, or by calling (888) 827-7275.

About TriplePoint Venture Growth BDC Corp.

TriplePoint Venture Growth BDC Corp. (the “Company”) is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.  It was formed to expand the venture growth stage business segment of its sponsor, TriplePoint Capital LLC (“TriplePoint Capital”).  The Company’s investment objective is to maximize its total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries backed by a select group of leading venture capital investors.  More information is available at http://www.tpvg.com.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or the Company’s future performance or financial condition, including statements with regard to the Company’s anticipated use of the net proceeds of the offering.  These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including those described from time to time in the Company’s filings with the Securities and Exchange Commission, including the final prospectus that will be filed with the Securities and Exchange Commission.  The Company undertakes no duty to update any forward-looking statements made herein, unless required to do so by law.  All forward-looking statements speak only as of the time of this press release.

Contact:

Chuck Dohrenwend or Erica Jacobs, Abernathy MacGregor

212-371-5999 / 415-926-7961

cod@abmac.com / ej@abmac.com

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